UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
3/20/2007
Date of Report (Date of earliest event reported)
SAFECO CORPORATION
(Exact name of registrant as specified in Charter)

WASHINGTON (State or other jurisdiction of incorporation)	1-6563 (Commission File Number)	91-0742146 (IRS Employer Identification No.)

Safeco Plaza, Seattle, Washington (Address of principal executive officers)	98185 (Zip Code)
(206) 545-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Effective March 20, 2007, Safeco’s Board of Directors appointed Charles Rinehart as a Class I director. He will stand for election at the company’s 2007 annual meeting of shareholders. More information is included in the press release filed as an exhibit to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1 Press release “Charles Rinehart Appointed to Safeco Board of Directors” dated March 20, 2007.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Safeco Corporation
Registrant

Dated: March 20, 2007	/s/ Kris L. Hill
Kris L. Hill
Vice President and Controller